INCOME TAXES - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Deferred tax assets
Provision for direct financing lease	$ 21,306,314	$ 1,085,644
Direct financing lease income	(469,906)	(136,133)
Specific allowance on guarantee	0	0
Total deferred tax assets	20,836,408	949,511
Less: Valuation allowance		0
Less: Net off with deferred tax liabilities for financial reporting purposes		0
Net total deferred tax assets	$ 20,836,408	$ 949,511